Supplement dated December 19, 2023, to the Prospectus dated
May 1, 2023 (as amended September 1, 2023), for the
Protective Investors Benefit Advisory VUL variable life policies issued by Protective Life Insurance Company
Protective Variable Life Separate Account

This Supplement amends certain information in your variable universal life policy Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The purpose of this supplement is to make certain current fee changes that only apply to Policies with an application signed on or after February 1, 2024.

The Cost of Insurance and Administrative Charge sections in the FEE TABLE – Periodic Charges Other Than Fund Operating Expenses section is amended to include the following:

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Cost of Insurance (for Policies with an application signed on or after February 1, 2024):(1)(2)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.01 – $83.33 per $1,000 of Net Amount at Risk(2)	$0.01 – $81.67 per $1,000 of Net Amount at Risk(2)
Charge for a 49 year old male in the nontobacco rate class during the first Policy Year with a Face Amount of $100,000.	On the Policy Effective Date and each Monthly Anniversary Day	$0.18 per $1,000 of Net Amount at Risk	$0.04 per $1,000 of Net Amount at Risk

(1)
Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e., underwriting) class and the number of years that the Policy has been in force, Face Amount (for Policies with an application signed on or after February 1, 2024), and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. The cost of insurance charge shown in the above table has been rounded to the nearest hundredth. See “Charges and Deductions-Monthly Deduction”.
(2)
See definition of Net Amount at Risk in Special Terms.

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Administrative Charge (for Policies with an application signed on or after February 1, 2024):(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.09 – $3.66 per $1,000 of Initial Face Amount	$0.09 – $3.66 per $1,000 of Initial Face Amount during the first 10 Policy Years and is discontinued thereafter
Charge for a 49 year old male in the nontobacco rate class with a Face Amount of $100,000.	On the Policy Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of Initial Face Amount	$0.44 per $1,000 of Initial Face Amount during the first 10 Policy Years and is discontinued thereafter

(3)
We call this the administrative charge in the Prospectus. The administrative charge varies based on the Insured’s Issue Age, sex and rate class, and the Face Amount (for Policies with an application signed on or after February 1, 2024). The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

The CHARGES AND DEDUCTIONS section is amended as follows:

Effective February 1, 2024, the first paragraph of the Cost of Insurance Rates is deleted and replaced with the following:

Cost of Insurance Rates. The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured, Face Amount (for Policies with an application signed on or after February 1, 2024), and on the number of years that a Policy has been in force. Protective Life places Insureds in the following rate classes, based on underwriting: Juvenile (ages 0-17), Preferred (ages 18-80) or Nontobacco (ages 18-80), or Select Preferred (ages 18-75), or Tobacco (ages 18-80), and substandard rate classes, which involve a higher mortality risk than these classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 2017 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates, and composite for Juvenile (ages 0-17) (“2017 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 2017 CSO Tables.
Effective February 1, 2024, the first paragraph of Monthly Administration Fees is amended to include the following:
Monthly Administrative Fees (for Policies with an application signed on or after February 1, 2024). We deduct a monthly administrative charge from your Policy Value to compensate us for issue and administrative costs. The monthly administrative charge is $8 per month. We also deduct a monthly administrative charge for the Initial Face Amount which is equal to a fee per $1,000 of Initial Face Amount per month while the Policy is in effect on a guaranteed basis (only imposed for the first 10 Policy Years on a current basis). The actual fee varies depending on the Insured’s Issue Age, sex and rate classification, and Face Amount (for Policies with an application signed on or after February 1, 2024). We guarantee that the current monthly administrative charge per $1,000 of Initial Face Amount will not exceed the maximum monthly administrative charge per $1,000 of Initial Face Amount set forth in your Policy. Representative guaranteed administrative charges per $1,000 of Initial Face Amount for an Insured male non-tobacco at each specified Issue Age, and a Face Amount of $100,000 are set forth below:
The following table is added to the Monthly Administrative Fees section:

For Policies with an application signed on or after February 1, 2024
Issue Age	Administrative Charge Per $1,000 of Initial Face Amount
35	$0.34
40	0.39
45	0.45
50	0.45
55	0.56
60	0.70
65	0.88
70	1.17
75	1.56

If you have any questions regarding this Supplement, please contact your financial professional or us toll free at 800-265-1545. Please keep this Supplement for future reference.